SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of 1934

(Amendment No. )

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[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

DENMARK BANCSHARES, INC.

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(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Denmark Bancshares, Inc.

103 East Main Street

P.O. Box 130

Denmark, WI 54208-0130

1-920-863-2161

March 30, 2007

To our shareholders:

It is our pleasure to invite you to attend the Annual Meeting of Shareholders of Denmark Bancshares, Inc. Our meeting will be at 2:00 p.m. on Tuesday, April 24, 2007, at Whipp's Dining Hall, 5073 Highway 29, Green Bay, Wisconsin.

The attached Notice of Annual Meeting and Proxy Statement describes the business matters to be acted upon at the meeting.

Information concerning our results of operations and financial condition is contained in the enclosed Annual Report.

Please complete, sign and return the enclosed proxy card whether or not you expect to attend the meeting. This will not prevent you from voting in person at the meeting if you prefer. The Board of Directors encourages you to attend the meeting and return your proxy card.

John P. Olsen

President

DENMARK BANCSHARES, INC.

103 E. MAIN ST.

P.O. BOX 130

DENMARK, WI 54208

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 24, 2007

The Annual Meeting of Shareholders of Denmark Bancshares, Inc. will be held at Whipp's Dining Hall, 5073 Highway 29, Green Bay, Wisconsin, on Tuesday, April 24, 2007, at 2:00 p.m.

The purpose of the Meeting is to consider and vote on:

    The election of three directors as named in the attached Proxy Statement.

    The ratification of the appointment of Wipfli LLP as independent auditors for Denmark Bancshares, Inc. for the year ending December 31, 2007.

    Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 1, 2007, are entitled to notice and to vote at the Annual Meeting and any adjournments thereof.

You are urged to complete, date, sign and promptly return the enclosed proxy card, so that the presence of a quorum will be assured. Return of the proxy card does not affect your right to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Terese M. Deprey

Secretary

March 30, 2007

PROXY STATEMENT

DENMARK BANCSHARES, INC.

103 E. MAIN ST.

P.O. BOX 130

DENMARK, WI 54208

ANNUAL MEETING OF SHAREHOLDERS

April 24, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Denmark Bancshares, Inc., hereinafter referred to as "DBI", to be voted at the Annual Meeting of Shareholders on Tuesday, April 24, 2007, at 2:00 p.m., at Whipp's Dining Hall, 5073 Highway 29, Green Bay, Wisconsin, and all adjournments thereof. The solicitation of proxies begins on or about March 30, 2007.

REVOCABILITY OF PROXIES

Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it any time before it is exercised by giving notice thereof to DBI in writing or in person at the Annual Meeting.

Proxies that are properly executed, duly returned to DBI and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted in favor of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting and on such other business or matters that may properly come before the meeting in accordance with the best judgment of the persons named as proxies.

PROPOSAL I

ELECTION OF DIRECTORS

Pursuant to Amended Article VII of the Articles of Incorporation of DBI, the Board of Directors is divided into three classes as nearly equal in number as possible. The term of the office of only one class of directors expires in each year and their successors are elected for terms of three years. The classes are designated as Class I, Class II and Class III. Terese M. Deprey, Mark E. Looker and Allen M. Peters, all present members, are nominated as Class II directors. Class II directors will serve for a term of three years to expire in April 2010.

The three nominees have consented to serve, if elected. Unless the shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the Board's nominees. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees should be unable or unwilling to serve, the shares represented by the proxies received will be voted for any other nominees selected by the Board.

The following table sets forth certain information with respect to the Board of Directors' nominees for election as directors and those directors continuing in office. Hereinafter, DBI's subsidiaries are referred to as follows: Denmark State Bank as "DSB" and Denmark Agricultural Credit Corp. as "DACC".

The three persons properly nominated who receive the greatest number of votes cast at the meeting will be elected Class II directors. THE BOARD RECOMMENDS THE NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE FOR ALL NOMINEES.

EXECUTIVE COMPENSATION

The following table lists information on compensation received for services by the principal executive officer and the other most highly compensated executive officers of DBI during the years ended December 31, 2006, 2005 and 2004. No other executive officers of DBI had total compensation in excess of $100,000 during the year ended December 31, 2006.

  Mr. Lemmens served as CEO of DBI from January 1 to September 9, 2006. Mr. Olsen has served as DBI's principal executive officer since September 9, 2006. Mr. Olsen previously served as Sr. Vice President of DSB and President of DACC. Mr. Heim serves as DBI's principal financial officer.

  All Other Compensation includes the following types and amounts:

  Consists of directors' and committee fees paid by DBI and its subsidiaries.

(2)  DBI maintains for each officer during their employment a policy of term life insurance with death benefit equal to five times the officer's salary, payable to the officer's designated beneficiaries.  Amounts in the table represent premiums paid during the year.  In the event Mr. Olsen, Mr. Heim or Mr. Whipp had died on December 29, 2006, their beneficiaries would have received death benefits of $687,000, $683,000 and $442,000, respectively.

COMPENSATION DISCUSSION AND ANALYSIS

DBI adopted a Compensation Committee Charter during 2006. The Compensation Committee Charter specifies that the committee shall be comprised of three or more independent directors. A copy of the charter is available to shareholders on DBI's website. A link to the Compensation Committee Charter is provided on the About Us page of our website at www.denmarkstate.com. The Committee is responsible for determining the level and composition of compensation and benefits for directors. The Compensation Committee is also responsible for determining the annual salary and bonus of the principal executive officer and approving the annual salaries and bonuses of all executive officers. In conjunction with the adoption of this Charter, the Committee developed a compensation philosophy built on independence and fairness, with an emphasis on performance based compensation that encourages strong financial performance to insure long-term enhancement of shareholder value. The guiding principles of this philosophy will include the opportunity for objective judgment and the ability to speak openly and honestly. The Compensation Committee believes that these compensation practices will enhance DBI's ability to recruit, develop and retain knowledgeable, experienced and loyal employees.

Individual executive compensation is reviewed on an annual basis. In approving the executive officers' salaries and bonuses and determining the salary and bonus of the principal executive officer, the Committee compares the base salaries and bonuses paid or proposed to be paid by DBI with ranges of salaries and bonuses paid by commercial banks of similar size relative to DBI. The Committee utilized the Wisconsin Bankers Association Salary Survey and SalaryExpert.com for comparison purposes when approving and determining the 2006 annual salaries and bonuses. For 2006 the comparable peer group of commercial banks included those with assets between $250 and $500 million in assets. The Committee set 2006 annual salaries at the same level as 2005 for all executive officers. Mr. Olsen was approved for an increase in annual salary effective September 11, 2006, to compensate him for the additional responsibilities as principal executive officer. The Committee's decision to freeze annual salaries for 2006 was based on the below average results of operations as measured by return on equity and return on assets for the year ended December 31, 2005.

In approving annual bonuses of the executive officers and determining the annual bonus of the principal executive officer, the Committee compares the operating results and performance ratios of DBI to operating results and performance ratios of commercial bank holding companies of similar asset size relative to DBI. The Committee used the Bank Holding Company Performance Report as of September 30, 2006, for comparison purposes when approving and determining the 2006 bonuses. The peer group used for comparison purposes consisted of commercial banks having total assets less than $500 million. Based on the below average performance of return on equity and return on assets, the Committee approved no bonuses for the named executive officers. The Committee approves bonuses based on the profitability ratios of DBI and also on individual performances of the executive officers. The Committee approved bonuses for the other executive officers based on their individual performance. These bonuses were substantially reduced from their 2005 bonuses because of the below average profitability of DBI.

The Committee relies on recommendations from Mr. Olsen, DBI's principal executive officer, concerning salary adjustments and annual bonuses for the executive officers (other than his own). The recommendations are based on the comparable survey results, the level of responsibility of each officer, the expertise and skills offered by each officer and the officer's individual job performance. The Compensation Committee reviewed the recommendations made by Mr. Olsen and then made final decisions on the base salaries and annual bonuses to be paid by DBI. Based on similar criteria, the Compensation Committee determined the annual salary and bonus paid to the principal executive officer.

DBI's policy with respect to other employee benefit plans is to provide competitive benefits to DBI's employees to encourage their continued service with DBI and to attract new employees when needed. DBI offers a 401(k) profit sharing and retirement savings plan that essentially covers all employees who have been employed over one-half year, and are at least twenty and 1/2 years old. DBI contributed 8% of annual salary for each eligible participant for the last three years. In addition, DBI contributed 50% of each employee contribution up to a maximum DBI contribution of 2%. DBI also purchases life insurance policies equal to five times the annual salary of each officer.

Compensation Committee Members:

Thomas N. Hartman Edward Q. Opichka, DDS Allen M. Peters Thomas F. Wall

DIRECTOR COMPENSATION

The following table lists the compensation of DBI's directors, except for Mr. Lemmens whose compensation as a director is included in the above Summary Compensation Table, for the year ended December 31, 2006.

  Member of the Audit Committee of DBI, which serves as an independent and objective party to monitor DBI's financial reporting process and internal control system. The committee also reviews and appraises the audit efforts of DBI's independent accountants and provides an open avenue of communication among the independent accountants, senior management and the Board of Directors. The committee held five meetings during 2006. Mr. Wall serves as Chairman of the Audit Committee. Committee members received $500 per meeting attended.

  Member of the Board Loan Committee of DSB, which reviews certain loan requests of DSB. The committee met twenty-two times during 2006. All Board Loan Committee members attend a monthly loan meeting prior to a DSB Board of Directors meeting. For these meetings the committee members receive a fee from DSB for attendance at a regular board meeting but receive no compensation for the loan committee meeting. Two of the five loan committee members attend a monthly meeting with the Officer Loan Committee of DSB. Each of the five members attended these meetings on a rotating basis and received $500 per meeting attended.

  Member of the Compensation Committee of DBI, which, among other things, reviews and approves the compensation of DBI's executive officers. The Compensation Committee met one time during 2006 and members received a fee of $500.

  Member of the Executive Committee of DBI, which is authorized to exercise the authority of the Board of Directors of DBI, with certain limitations, between board meetings. The Executive Committee met once during 2006 and members received a fee of $500.

  Member of the Board of Directors of DSB, which is the largest subsidiary of DBI and holds meetings at least monthly to review the financial and regulatory activities of Denmark State Bank. During 2006, there were fourteen meetings held. Members received a fee of $575 per meeting attended on January 10, 2006, and February 1, 2006. For subsequent meetings members received a fee of $500 per meeting attended.

The Board of Directors held four meetings during 2006. No director attended fewer than 75 percent of the total meetings of the Board of Directors and committee meetings (except for the Board Loan Committee of DSB which requires attendance by only two of the five members at each meeting) on which such director served. Directors of DBI were paid $575 for one of the Board of Directors' meetings attended in 2006 and $500 for the other three Board of Directors' meetings.

DBI and DSB also compensate non-employee directors with an annual retainer. The annual retainer fee is $3,000 for DBI directors and $5,000 for DSB directors. Directors serving on both boards receive the retainer from DSB for $5,000 and receive no retainer from DBI. Directors serving for a portion of the year receive a pro rata retainer fee based on the number of meetings attended. Employee directors receive a fee of $500 per board meeting but no fees for any committee meetings attended. Employee directors receive no annual retainer fees.

The all other compensation represents premiums paid for a $25,000 life insurance policy for non-employee directors. The all other compensation for employee directors represents premiums paid for life insurance policies equal to five times their annual salary.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shareholders of record of DBI's common stock as of the close of business on March 1, 2007, will be entitled to one vote for each share of common stock then held. As of March 1, 2007, DBI had 119,053 shares of common stock issued and outstanding.

The following table sets forth, as of March 1, 2007, information concerning beneficial ownership of common stock of DBI by each director and nominee for directorship, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Management knows of no person who was the beneficial owner of more than 5% of the outstanding shares of common stock of DBI as of March 1, 2007.

  Unless otherwise indicated, the beneficial owners exercise sole voting and investment powers.

  Includes 148 shares for which voting and investment powers are shared.

  Includes 300 shares for which voting and investment powers are shared.

  Includes 586 shares for which voting and investment powers are shared.

  Includes 83 shares for which voting and investment powers are shared.

  Includes 2,320 shares pledged as security.

  Includes 12 shares for which voting and investment powers are shared.

  Includes 428 shares pledged as security.

  Includes 10 shares for which voting and investment powers are shared.

  Includes 2,190 shares for which voting and investment powers are shared.

  Includes 5 shares for which voting and investment powers are shared.

  Includes 4,228 shares for which voting and investment powers are shared.

TRANSACTIONS WITH RELATED PERSONS

From time to time DBI has made loans to executive officers and directors of DBI, their family members and related entities. Such loans were made in the ordinary course of business, were made substantially on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future. The Officer and Board Loan Committees of DSB review and approve or ratify all loans to executive officers and directors, their family members and related entities. DSB's Loan Policy governs loans to insiders and requires the interested director or officer to abstain from voting and from participating in the discussion of loan requests.

Lonnie A. Loritz, Vice President of DSB, purchased the former McDonald-Zeamer Insurance Agency, Inc. office building located at 128 East Main Street, Denmark, Wisconsin for $125,000. The Executive Committee approved this transaction in which DBI recorded a $1,006 loss on the sale of the building.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires DBI's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of DBI's common stock and to furnish DBI with copies of the forms they file. Based solely on a review of the copies of these reports furnished to DBI, during the fiscal year ended December 31, 2006, DBI believes that all reporting requirements under Section 16(a) were met in a timely manner by its directors and executive officers.

CORPORATE GOVERNANCE

The Board of Directors has determined that Thomas N. Hartman, Edward Q. Opichka, D.D.S., Allen M. Peters and Thomas F. Wall are independent directors as defined in Rule 4200 (a)(15) of Nasdaq's listing standards. Each of these members serves on the Audit and Compensation Committees. The Audit Committee's functions and activities during fiscal 2006 are described below under the heading Audit Committee Report. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available to shareholders on DBI's website. A link to Audit Committee Charter is provided on the About Us page of our website at www.denmarkstate.com.

The Board of Directors has also determined that each member of the Audit Committee is an independent director as defined in the more stringent Securities and Exchange Commission ("SEC") rules governing independence of audit committee members. Based on its review of the criteria of an audit committee financial expert, under the rule adopted by the SEC, the Board of Directors has determined that DBI does not have an audit committee financial expert serving on its audit committee. The Audit Committee has no financial expert because none of the current Board of Directors qualifies as a financial expert. At this time the Board of Directors does not believe that it is necessary to actively search for a board nominee that would qualify as an audit committee financial expert but will consider the financial expertise of future board nominees. The Committee has the authority to engage legal counsel, consultants or other experts as it deems appropriate to fulfill its responsibilities.

DBI does not have a standing nominating committee. The Audit Committee performed the functions of a nominating committee for the 2007 nominees. This process allowed the nominees to be selected by the independent directors of DBI. The Board of Directors of DBI is planning on adopting a corporate governance and nominating committee charter and selecting a nominating committee during 2007. DBI does not have a formal policy respecting consideration of director nominees recommended by shareholders, however, shareholder recommendations for director nominees are welcomed and included in the list of potential nominees discussed and voted on by the Board of Directors. DBI does not have any specific minimum qualifications that must be met by a nominee and does not distinguish between nominees recommended by board members or by shareholders.

DBI does not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of shareholders but DBI encourages its directors to attend. All eight directors of DBI attended the 2006 annual meeting.

DBI does not have a formal policy regarding shareholder communications with the Board of Directors. Any shareholder who desires to communicate directly with the Board of Directors may address correspondence to the entire Board of Directors, or to any individual member, to Denmark Bancshares, Inc., P.O. Box 130, Denmark, Wisconsin 54208-0130. All correspondence received in this manner will be promptly forwarded to the specified addressee. In lieu of writing the board members, a shareholder may communicate directly with a member at DBI's annual meeting.

CODE OF ETHICS

DBI has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees, including DBI's principal executive officer and principal accounting officer. The Code of Ethics and Business Conduct may be found on the About Us page of our website at www.denmarkstate.com.

AUDIT COMMITTEE REPORT

The Audit Committee serves as an independent and objective party to monitor DBI's financial reporting process and internal control system. The Committee also reviews and appraises the audit efforts of DBI's independent accountants and provides an open avenue of communication among the independent accountants, senior management and the Board of Directors.

The Audit Committee has met with the internal and independent auditors, with and without management present, to review and discuss the annual financial statements, the results of their examinations, significant accounting issues, their evaluations of our internal controls and the overall quality of our financial reporting. Management represented to the Committee that DBI's financial statements were prepared in accordance with generally accepted accounting principles.

The Committee discussed with the independent auditors, Wipfli LLP, matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 90 (Communication with Audit Committees) relating to the conduct of the audit. Discussions included the overall scope and plans for the audit, the adequacy of DBI's internal controls, and the overall quality of DBI's financial reporting.

The Committee received written disclosures and the letter from Wipfli LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with Wipfli LLP matters relating to its independence.

On the basis of these reviews and discussions, the Audit Committee recommended that the Executive Committee approve the inclusion of DBI's audited financial statements in DBI's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee are identified above. Darrell R. Lemmens served on DSB's Compensation Committee prior to adoption of DBI's Compensation Committee Charter and appointment of DBI's Compensation Committee. As a member of that committee, Mr. Lemmens made recommendations for the 2006 salaries (other than his own) of the executive officers including his brother Roger L. Lemmens who served as a Vice President of DSB. Dr. Opichka and Mr. Wall had loans outstanding from DSB during 2006. See "Transactions With Related Parties" for further information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.

On the basis of these reviews and discussions, the Committee recommended that the Executive Committee approve the inclusion of the Compensation Discussion and Analysis in DBI's Proxy Statement for the 2007 Annual Meeting of Shareholders.

Compensation Committee Members:

Thomas N. Hartman Edward Q. Opichka, DDS Allen M. Peters Thomas F. Wall

PROPOSAL II

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Wipfli LLP served as the Company's independent public accountants for the year ended December 31, 2006.

The following table sets forth the fees paid by DBI to Wipfli LLP for professional services during 2005 and 2006:

  Audit fees include fees for the audit of DBI's annual financial statements, reviews of the quarterly unaudited financial statements included in DBI's Form 10-Q and review and assistance with other SEC filings.

  Audit-related fees include a collateral verification report required by the Federal Home Loan Bank of Chicago in connection with secured borrowings during 2005.

  Tax fees were for services rendered for preparation of tax returns and consultations with DBI on various tax matters.

  All Other Fees included $11,355 for a cost segregation study to classify the real and personal property of the Maribel branch banking office occupied during 2005 for corporate tax purposes.

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent public accountants along with an estimate of fees to be paid for those services in order to assure that the fees paid for non-audit services do not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and each pre-approval is detailed as to the particular service or category of services. The Audit Committee annually reviews the services provided by the independent public accountants and the fees paid for the services performed.

Subject to ratification by shareholders at the Annual Meeting, DBI has selected Wipfli LLP to audit DBI's financial statements for the year ending December 31, 2007. No representatives of Wipfli LLP are expected to attend the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007.

OTHER MATTERS

As of March 30, 2007, the Board of Directors is not aware of any business to be presented for action at the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the executed and returned proxies will be voted by the persons named as proxies with their best judgment.

SHAREHOLDER PROPOSALS

Any shareholder proposals intended to be included with the proxy materials for next year's Annual Meeting must be submitted in writing. Any such proposal must be received at DBI's corporate office at 103 E. Main St., P.O. Box 130, Denmark, Wisconsin 54208-0130 no later than December 1, 2007, and must comply with the proxy rules of the Securities and Exchange Commission. Additionally, if DBI receives notice of a shareholder proposal after February 13, 2008, the persons named in proxies solicited by the Board of Directors of DBI for its 2007 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

FINANCIAL INFORMATION

DBI's Annual Report to Shareholders, for the year ended December 31, 2006, accompanies this Proxy Statement, but does not constitute a part of it.

BY ORDER OF THE BOARD OF DIRECTORS

John P. Olsen

President

March 30, 2007

FORM 10-K

A copy of DBI's annual report on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders of record on March 1, 2007. To obtain a copy of Form 10-K send your written request to John P. Olsen, President, Denmark Bancshares, Inc., 103 East Main St., P.O. Box 130, Denmark, Wisconsin 54208-0130.

DENMARK BANCSHARES, INC. PROXY CARD

Annual meeting of shareholders on April 24, 2007

The undersigned holder of Common Stock of Denmark Bancshares, Inc. ("DBI") hereby appoints Thomas N. Hartman, Edward Q. Opichka, DDS and Thomas F. Wall, or any of them individually, with full power of substitution, to act as proxy for and to vote all shares of Common Stock of DBI of the undersigned at the Annual Meeting of Shareholders, to be held at Whipp's Dining Hall, 5073 Highway 29, Green Bay, Wisconsin, on April 24, 2007, or any adjournment thereof:

1. Election of Directors - The Board of Directors recommends a vote FOR the Listed nominees:

Terese M. Deprey  FOR  VOTE WITHHELD

Mark E. Looker  FOR  VOTE WITHHELD

Allen M. Peters  FOR  VOTE WITHHELD

2. The ratification of the appointment of Wipfli LLP as independent public accountants for DBI for the year ending December 31, 2007.

 FOR  AGAINST  ABSTAIN

The Board of Directors recommends a vote "FOR" the appointment of Wipfli LLP.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" each of the proposals listed. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DBI FOR THE ANNUAL MEETING OF SHAREHOLDERS ON April 24, 2007. The Board of Directors recommends a vote "FOR" the Nominees for election as directors and urges each shareholder to vote for all nominees. The Board also recommends a vote "FOR" RATIFICATION OF WIpfli LLP as accountants for the coming year.

Dated ___________________________, 2007. I plan to attend the Annual Meeting. Yes  No

______________________________________________________ ______________________________________________________

Print name of shareholder Print name of shareholder

______________________________________________________ ______________________________________________________

Signature of shareholder Signature of shareholder

When shares are held by joint tenants, both should sign. When signing as attorney, or as personal representative, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.